EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
______________________________

MATERIAL CONTRACTS

The following documents of Navistar, Inc., the Company’s primary subsidiary, are incorporated herein by reference:

10.89
Amendment No. 3 to the Amended and Restated ABL Credit Agreement, dated July 15, 2015, among Navistar, Inc., as Borrower, the financial institutions party thereto, and Bank of America, N.A., as Administrative Agent. Filed as Exhibit 10.1 to Current Report on Form 8-K, dated July 15, 2015 and filed on July 20, 2015. Commission File No. 0011-09618.

The following documents of Navistar Financial Dealer Note Master Owner Trust II (a variable interest entity of which the Company is the primary beneficiary) are incorporated herein by reference:

10.90
Series 2015-1 Indenture Supplement to the Indenture, dated as of July 24, 2015, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee. Filed as Exhibit 10.1 to Current Report on Form 8-K, dated July 24, 2015 and filed on July 28, 2015. Commission File No. 0011-09618.

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